EXHIBIT 99.1




                                                             March 14, 2005



FOR IMMEDIATE RELEASE
---------------------

Contact: Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                             ANNOUNCES 2004 RESULTS


Leucadia National Corporation (LUK - NYSE and PCX) today announced its operating results for the year ended December 31, 2004. Net income was $145,500,000 or $1.34 per diluted common share for the year ended December 31, 2004 compared to $97,054,000 or $1.05 per diluted common share for the year ended December 31, 2003. Net income for 2004 included $6,456,000 of losses from discontinued operations, including gain on disposal, net of taxes or $.06 per diluted common share, while net income for 2003 included $11,179,000 of income from discontinued operations, including gain on disposal, net of taxes or $.12 per diluted common share.

For more information on the Company's results of operations for 2004, please see the Company's Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the Securities and Exchange Commission today.

           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                (In thousands, except earnings per share amounts)

                                                                      For the Three Month                 For the Year Ended
                                                                   Period Ended December 31,                  December 31,
                                                                   -------------------------                  ------------
                                                                    2004              2003                2004             2003
                                                                    ----              ----                ----             ----
                                                                         (Unaudited)
Revenues and other income                                        $  549,241        $  353,952         $  2,262,111      $   548,971
                                                                 ==========        ==========         ============      ===========

Net securities gains                                             $   25,495        $    9,407         $    142,936      $     9,953
                                                                 ==========        ==========         ============      ===========

Income (loss) from continuing operations before
   income taxes, minority expense of trust
   preferred securities and equity in income of
   associated companies                                          $  (21,271)       $  (33,427)        $     55,285      $   (31,753)

Income tax benefit                                                   21,164            32,180               20,192           43,442
                                                                 ----------        ----------         ------------      -----------

Income (loss) from continuing operations before
   minority expense of trust preferred
   securities and equity in income of associated
   companies                                                     $     (107)       $   (1,247)        $     75,477      $    11,689
                                                                 ==========        ==========         ============      ===========

Equity in income of associated companies, net of taxes           $   52,266        $   34,005         $     76,479      $    76,947
                                                                 ==========        ==========         ============      ===========

Income from continuing operations                                $   52,159        $   32,758         $    151,956      $    85,875
                                                                 ==========        ==========         ============      ===========

Income (loss) from discontinued operations, including gain
   on disposal, net of taxes                                     $   (3,246)       $    6,575         $     (6,456)     $    11,179
                                                                 ==========        ==========         ============      ===========

   Net income                                                    $   48,913        $   39,333         $    145,500      $    97,054
                                                                 ==========        ==========         ============      ===========


Basic earnings (loss) per common share:
Income from continuing operations                                $      .49        $      .33         $       1.42      $       .94
Income (loss) from discontinued operations, including gain
   on disposal of discontinued operations                              (.03)              .07                 (.06)             .12
                                                                 ----------        ----------         ------------      -----------
   Net income                                                    $      .46        $      .40         $       1.36      $      1.06
                                                                 ==========        ==========         ============      ===========

Number of shares in calculation                                     107,404            97,419              106,692           91,896
                                                                 ==========        ==========         ============      ===========

Diluted earnings (loss) per common share:
Income from continuing operations                                $      .47        $      .33         $       1.40      $       .93
Income (loss) from discontinued operations, including gain
   on disposal of discontinued operations                              (.03)              .07                 (.06)             .12
                                                                 ----------        ----------         ------------      -----------
   Net income                                                    $      .44        $      .40         $       1.34      $      1.05
                                                                 ==========        ==========         ============      ===========

Number of shares in calculation                                     115,560            98,179              107,471           92,552
                                                                 ==========        ==========         ============      ===========

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